ASTON Small Cap Growth Fund

(formerly, ASTON/Crosswind Small Cap Growth Fund)

Summary Prospectus – March 1, 2012	Ticker: Class N–ACWDX, Class I–ACWIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.astonfunds.com/FormsProspectuses/Prospectuses. You can also get this information at no cost by calling 800-992-8151 or by sending an e-mail to contactfunds@astonasset.com. The Fund’s prospectus and statement of additional information, each dated February 29, 2012, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees	1.00%		1.00%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	7.02%		7.02%
Acquired Fund Fees and Expenses	0.01%		0.01%
Total Annual Fund Operating Expenses	8.28%		8.03%
Fee Waiver and/or Expense Reimbursement	(6.92	)%(a)	(6.92	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.36	%(a)	1.11	%(a)
(a)	The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2013 at the rate shown in the table, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses and acquired fund fees and expenses. Prior to February 28, 2013, the arrangement may be amended or terminated only by a vote of the Board of Trustees of Aston Funds. For a period of up to three years from the fiscal year end during which such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed from commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s expense ratio, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses and acquired fund fees and expenses, remains at or below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$138	$1,799	$3,352	$6,811
Class I Shares	113	1,731	3,253	6,672

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the period from the Fund’s commencement of operations on November 3, 2010 through the Fund’s fiscal year end on October 31, 2011, the Fund’s portfolio turnover rate was 205.85%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies. The Fund defines a small-cap company as one with a market capitalization below $3 billion at the time of acquisition. The portfolio manager seeks to achieve above average risk-adjusted returns by identifying unrecognized growth potential. The portfolio manager utilizes a fundamental bottom-up security selection process to identify characteristics such as: revenue growth, margin expansion, surprise potential, and strong balance sheets. The focus of the fundamental research

Aston Funds	1	Summary Prospectus

process is to confirm that the growth is durable and sustainable, as well as to conduct due diligence on the key drivers of each security. The final step in the process applies a valuation framework to each security that meets the criteria of the fundamental research process.

The Fund may also invest in mid-cap stocks, including companies with a market capitalization up to $10 billion at the time of acquisition.

To manage risk, the portfolio manager limits position sizes, employs a strategy of diversification, and adheres to a structured sell discipline based on fundamental drivers and company valuations.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to the Fund. High portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at the ordinary income rates for federal income tax purposes, rather than at the lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap and mid-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

FUND PERFORMANCE

The bar chart shows the performance of the Class N shares of the Fund for the period shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	12/11	10.58%
Worst quarter:	09/11	(27.36)%

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The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2011)

	ASTON Small Cap Growth Fund(a)
	1 Year	Since Inception
Class N Shares (Inception 11/03/10):
Return Before Taxes	(11.96)%	(2.42)%
Return After Taxes on Distributions	(11.96)%	(2.42)%
Return After Taxes on Distributions and Sale of Fund Shares	(7.77)%	(2.05)%
Russell 2000 Growth Index (Reflects no deduction for taxes, expenses or fees. Index return since inception for Class N shares is computed from October 31, 2010.	(2.91)%	7.68%
(a)	Class I shares commenced operations on June 1, 2011, therefore no returns are shown for Class I shares.

As of February 17, 2012, the Fund changed its name from ASTON/Crosswind Small Cap Growth Fund to ASTON Small Cap Growth Fund and Lee Munder Capital Group, LLC (“LMCG”) became the subadviser. Performance prior to that date reflects the performance of a previous subadviser. However, Mr. Morey has served as portfolio manager to the Fund since its inception.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LP serves as investment adviser to the Fund. LMCG serves as the subadviser to the Fund.

Mr. Andrew Morey, CFA, lead portfolio manager for LMCG’s small and small/mid cap investment strategies, has served as the portfolio manager since the Fund’s inception in November 2010.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, RI 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SMCG312

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